As filed with the Securities and Exchange Commission on January 13, 2022

File No. 333-19189

File No. 811-08001

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __  ☐

Post-Effective Amendment No. 33  ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 34  ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

prospectus

PROSPECTUS DATED [            ], 2022

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy’s operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the individual variable deferred annuity policy (the “Policy”) described in this prospectus. We continue to service the existing Policies as well as accept additional premiums into existing Policies.

State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the “Owner,” “Policy Owner,” “you,” or “your”) determines the amount (which must be at least $50) and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

•	to the State Farm Life Insurance Company Variable Annuity Separate Account (the “Variable Account”), and

•	to State Farm’s general account (the “Fixed Account”).

The Variable Account is divided into subaccounts (each, a “Subaccount”). Each Subaccount invests in a corresponding investment portfolio of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. (each, a “Fund”).

The prospectuses for the Funds, which will be sent separately from this prospectus, describe the Funds, including the risks of investing in the Funds.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

•	four annuity income options

•	a minimum Death Benefit upon the Annuitant’s death

•	dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know. Please read this prospectus carefully and retain it for future reference. The prospectuses for the Funds should be read in conjunction with this prospectus.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal.

Additional information about certain investment products, including variable annuities, has been prepared by the staff of the Securities and Exchange Commission (SEC) and is available at Investor.gov.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering

only in those jurisdictions where such offering

may lawfully be made.

contents

Index of Terms

This prospectus uses the following special terms:

Accumulation Unit — A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value — The value of a Subaccount’s Accumulation Unit. A Subaccount’s Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant — The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date — You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Income payment intervals start on this date. The first annuity income payment is at the end of the first payment interval.

Cash Surrender Value — The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

Code — The United States Internal Revenue Code of 1986, as amended.

Death Benefit — The benefit that becomes payable if the Annuitant dies before the Annuity Date.

Final Annuity Date — The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

Fixed Account — Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

Fixed Annuity Payment — An annuity income payment supported by our General Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

Fixed Policy Accumulation Value — The portion of the Policy Accumulation Value in the Fixed Account.

Free-Look Period — The time during which the Policy may be canceled for a return of all premiums paid or your Policy Accumulation Value, whichever is greater. The free-look period expires 10 days after receipt of the Policy. Some states may require a longer period. During the free-look period, State Farm allocates all premiums to the Fixed Account.

Fund — An investment portfolio of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. and an underlying investment option under the Policy.

General Account — Our assets not allocated to the Variable Account or any other separate account.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless the transaction is requested by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Operation Center. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Initial Premium Payment — The amount shown in the Policy that you paid on the Policy Date.

Net Asset Value Per Share — The value per share of any Fund on any Valuation Day. The prospectus for a Fund describes the method of computing the Net Asset Value Per Share.

Payee — If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

Policy — The variable annuity contract described in this prospectus. The Policy contains the base policy form, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

Policy Accumulation Value — The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

terms

Policy Date — The effective date of this Policy. The Policy Date is the date we received the initial premium, except when we received the premium on the 29th, 30th, or 31st of any month. The Policy Date for those Policies is the 28th of that month.

Policy Month, Quarter, Year, Or Anniversary — Each Policy Month, Quarter, Year, or Anniversary is measured from the Policy Date.

Request — A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Variable Operation Center.

SEC — The United States Securities and Exchange Commission.

Variable Operation Center — State Farm Variable Products, Attn: Variable Operation Center, One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001. Telephone: 1-888-702-2307 (toll free).

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Accumulation Value — The portion of the Policy Accumulation Value in the Subaccounts.

Successor Owner — Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange (normally 4 pm Eastern Time) on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment — An annuity income payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Policy Accumulation Value — The sum of all Subaccount Policy Accumulation Values.

Important Information You Should Consider About the Policy

FEES AND EXPENSES						Location in Prospectus
Charges for Early Withdrawals	If you withdraw money from your Policy within the first seven Policy Years, you may be assessed a surrender charge of up to 7% of the amount withdrawn or surrendered, declining to 0% over that time period. For example, if you invest $100,000 in the Policy and make an early withdrawal, you could pay a surrender charge of up to $7,000.					Fee Table What Are The Expenses Under The Policy? — Surrender Charge
Transaction Charges

In addition to surrender charges, you may also be charged for other Policy transactions.

•  We reserve the right to charge $25 for each transfer between investment options in excess of 12 transfers during a single Policy Year. We are currently waiving this charge.

•  If you exercise the optional Additional Deposit Rider, we charge 3% of the additional premium payment under the rider plus the lesser of 2% of that premium payment or $100.

Fee Table What Are The Expenses Under The Policy?
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.					Fee Table What Are The Expenses Under The Policy? Appendix: Funds Available Under the Policy
	Annual Fee	Minimum		Maximum
	Base contract(1)	[ ]	%	[ ]	%
	Investment options(2) (Fund fees and expenses)	0.[ ]	%	0.[ ]	%

(1)  As a percentage of Subaccount net assets, plus an amount attributable to the Annual Administrative Fee.

(2)  As a percentage of Fund net assets.

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: [ ]	Highest Annual Cost: [ ]

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive Fund fees and expenses

•  No exercise of the Additional Deposit Rider

•  No surrender charges

•  No additional premium payments, transfers, or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive Fund fees and
expenses

•  No exercise of the Additional
Deposit Rider

•  No surrender charges

•  No additional premium payments,
transfers, or withdrawals

RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy, including your principal investment and previous earnings.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

•  This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  Surrender charges may apply during the first seven Policy Years. A surrender charge could significantly reduce the cash value of your Policy.

•  A partial withdrawal will reduce Policy guarantees. A full surrender will terminate the Policy. Withdrawals and surrenders from certain tax- qualified Policies may be restricted. A withdrawal or surrender may have tax consequences.

•  Tax deferral and long-term income are generally more beneficial to investors with a long time horizon.

Risks Associated with Investment Options

•  An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Funds).

•  Each investment option (including the Fixed Account) has its own unique risks.

•  You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the Policy is subject to the risks related to State Farm. Any obligations (including under the Fixed Account), guarantees, and benefits are subject to the claims-paying ability of State Farm. More information about State Farm, including its financial strength ratings, is available at 1-888-702-2307.
RESTRICTIONS		Location in Prospectus
Investments

•  There are no restrictions that limit your choice of available investment options.

•  The first 12 transfers between investment options each Policy Year are free of charge. After your 12th transfer during a Policy Year, we reserve the right to impose a charge for each additional transfer.

•  Your transfers between the Funds are also subject to policies designed to deter excessively frequent transfers and market timing.

•  There are significant limits on your right to make transfers from the Fixed Account.

•  We reserve the right to remove or substitute Funds as investment options.

What Are My Allocation Options?
Optional Benefits

•  The optional Additional Deposit Rider is no longer available for election.

•  The optional Additional Deposit Rider does not restrict or limit the investment options that you may choose under the Policy.

Additional Deposit Rider
TAXES		Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•  If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Policy.

•  Withdrawals will be subject to ordinary income tax, as well as a 10% federal tax penalty if taken before age 59 1⁄2.

How Will My Investment In The Policy Be Taxed?
CONFLICTS OF INTEREST		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	What Other Information Should I Know? – Distribution Of The Policies
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview Of The Policy

What Is The Purpose Of The Policy?

The Policy is a contract between you and State Farm. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You decide how your premium payments are invested under the Policy, and whether to make additional premium payments. The value of your Policy depends on the total amount of premium payments made, the investment performance of your selected investment options, and the deductions from your Policy for fees and charges and withdrawals. When you are ready to receive regular income, you may annuitize your Policy and begin receiving annuity income payments from us. The Policy also includes a Death Benefit that may help to financially protect your beneficiaries.

This Policy may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Policy. It is not designed for people who intend to make early withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Fund options.

What Are The Phases Of The Policy?

The Policy has two phases: (1) an accumulation phase for potential tax-deferred growth and (2) an annuity phase for regular income.

Accumulation Phase. Before the Annuity Date, your Policy will be in the accumulation phase. During the accumulation phase, your premiums and Policy value are allocated among the Policy’s investment options according to your instructions. Generally, taxation of any earnings during the accumulation phase is deferred until amounts are withdrawn or otherwise distributed.

The Policy’s investment options include:

•

Fund Options. The Fund options (or Subaccounts) have different underlying mutual funds with their own investment objectives, strategies, and risks. Each Subaccount invests in a corresponding fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. The value of your investment in the Funds may fluctuate up or down depending on market conditions. You bear the entire investment risk.

Additional information about each Fund is provided in an appendix to this prospectus. Please see “Appendix: Funds Available Under the Policy.”

•

Fixed Account. We guarantee principal and interest for premiums and Policy value allocated to the Fixed Account. Amounts allocated to the Fixed Account earn interest at an effective annual rate of at least 3%.

Annuity Phase. On and after the Annuity Date, your Policy will be in the annuity phase. During the annuity phase, you will receive a stream of regular income from us in the form of annuity income payments. You can choose an annuity income option that will provide a lifetime income or income for a guaranteed number of years. The Policy value you accumulate before the Annuity Date will determine the amount of annuity income payments you receive. You tell us how much of your money to apply to fixed annuity income payments and how much to apply to variable annuity income payments. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same. Under the variable income payment option, annuity income payments will vary according to the investment performance of the Funds you select. You may choose a combination of both fixed and variable annuity income payments.

You will be unable to take withdrawals from your Policy during the annuity phase unless you have selected the ‘‘fixed years’’ annuity income option (such withdrawals will reduce the value of your remaining annuity income payments). The death benefit from the accumulation phase terminates at the beginning of the annuity phase. No amounts will be payable upon death during the annuity phase unless your selected annuity income option provides otherwise.

What Are The Policy’s Primary Features?

•

Access To Your Money. At any time prior to the Annuity Date, you may withdraw part of your money by taking a partial withdrawal from your Policy or you may withdraw all of your money by surrendering your Policy. Surrender charges may apply to a partial withdrawal or surrender. A partial withdrawal or surrender may also be subject to income tax, as well as a 10% federal tax penalty if taken before age 59 1⁄2. Withdrawals and surrenders from certain tax-qualified Policies may be restricted. A surrender will terminate your Policy and all of its benefits.

•

Death Benefit. The Policy includes a standard Death Benefit for no additional charge. The Death Benefit becomes payable if the Annuitant dies before the Annuity Date. The Death Benefit amount will be the greater of: (1) the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals, or (2) the Policy Accumulation Value. However, if the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or (3) the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary. The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

•

Transfers Between Investment Options. During the accumulation phase, you may transfer Policy value among the Subaccounts and from the Subaccounts to the Fixed Account at any time. You may also transfer Policy value from the Fixed Account to the Subaccounts, but the number of transfers that may be made and the amount of Policy value that may be transferred from the Fixed Account during a single Policy Year is subject to significant limitations. During the annuity phase, the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity income payments have been elected.

•

Additional Deposit Rider. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payments under the annuity income option you select. There is an additional charge upon exercising this rider. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy.

•	Other Features. The Policy has several other features, including those listed below, all of which are available for no additional charge.

○

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the BlackRock Government Money Market V.I. Fund or the Subaccount investing in the BlackRock Total Return V.I. Fund to any other Subaccounts and/or the Fixed Account, subject to certain limitations.

○

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

○

Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on monies allocated to the Fixed Account to the Subaccounts. Certain limitations apply.

○

Systematic Withdrawal Program. Our systematic withdrawal program provides for automatic monthly, quarterly, semi-annual, or annual withdrawals from your Policy. Surrender charges and income taxes (including tax penalties) may apply to systematic withdrawals. Certain limitations apply.

○

Surrender Charge Waivers. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value each Policy Year without incurring a surrender charge. This amount is called the “Free Withdrawal Amount.” The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. In addition, we will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ‘‘Terminally Ill’’ or has been confined continuously to an ‘‘Eligible Hospital’’ or ‘‘Eligible Nursing Home’’ for at least three months before the date we receive the request.

How Can I Make Inquiries?

If you need further information about the Policy, please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products Attn: Variable Operation Center One State Farm Plaza, B-2 Bloomington, Illinois 61710-0001 Telephone: (888) 702-2307 (Toll free)

You may also visit us online at www.statefarm.com.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Policy value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Charge	Amount Deducted

Surrender Charge (as a percentage of the amount withdrawn or surrendered) (1)	7%

Transfer Processing Fee	$25 per transfer in excess of 12 transfers per Policy Year (Current: $0)

Additional Deposit Rider Charge	Upon rider exercise, 3% of the deposit plus the lesser of 2% of the deposit or $100.

(1)

The surrender charge is 7% in the first Policy Year and declines by 1% in each following Policy Year until it reaches 0% in the eighth Policy Year. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) upon annuitization, or (3) upon the Owner’s death prior to the Annuity Date (unless the Owner is also the Annuitant). We will not deduct a surrender charge upon annuitization if the Policy has been in force at least five Policy Years and you select the “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity” annuity income option. We will waive surrender charges in certain circumstances. See the “What are the Expenses Under the Policy? — Surrender Charge” for additional information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy, not including Fund fees and expenses.

Annual Contract Expenses

Administrative Expenses (1)	$30

Base Contract Expenses (2)	Maximum – 1.25%

(as a percentage of Subaccount net assets)	Current – 1.15%

(1)

Referred to as the “annual administrative fee” elsewhere in this prospectus. Some state exceptions apply, which results in a lower fee in those states. The Annual Administrative Fee may be waived if total premiums paid are at least $50,000.

(2)	Referred to as the “mortality and expense risk charge” elsewhere in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found in the Appendix to this prospectus.

Annual Fund Expenses

	Minimum	Maximum

(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before waiver or reimbursement)	0.[ ]%	0.[ ]%

Example

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Fund expenses.

The Example assumes that you invest $100,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual Fund expenses.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

If you surrender your Policy at the end of the applicable time period:	$[ ]	$[ ]	$[ ]	$[ ]

If you annuitize at the end of the applicable time period and do select a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or ‘‘joint and last survivor life annuity” annuity income option:	$[ ]	$[ ]	$[ ]	$[ ]

If you annuitize at the end of the applicable time period and do not select a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or ‘‘joint and last survivor life annuity” annuity income option:	$[ ]	$[ ]	$[ ]	$[ ]

If you do not surrender your Policy:	$[ ]	$[ ]	$[ ]	$[ ]

Principal Risks Of Investing In The Policy

Risk of Loss. You can lose money by investing in this Policy, including your principal investment and previous earnings. Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges may apply during the first seven Policy Years. You should understand that surrender charges could significantly reduce the Cash Surrender Value of your Policy. You should also consider that tax deferral and long-term income are generally more beneficial to investors with a long time horizon.

Fund Option (Subaccount) Risk. Amounts that you invest in the Fund options (i.e., the Subaccounts) are subject to the risk of poor investment performance. Generally, if the Subaccounts you select make money, your Policy value goes up. If they lose money, your Policy value goes down. You bear the entire investment risk. Each Subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Subaccount. Even a Subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the Subaccount level. We do not promise that the Funds will meet their investment objectives.

Withdrawal and Surrender Risk. You should carefully consider the risks associated with withdrawals under the Policy, including a surrender or partial withdrawal. A surrender or partial withdrawal may be subject to substantial surrender charges. A surrender or partial withdrawal may also be subject to income taxes, including a 10% federal tax penalty if taken before age 59 1⁄2. A surrender terminates the Policy and all of its benefits. A partial withdrawal will reduce the value of your Policy and the Death Benefit, perhaps significantly. You should also consider that a surrender or partial withdrawal may not be sufficient to meet your liquidity needs. We may defer payment of any amounts withdrawn from the Fixed Account for up to six months. Surrenders and partial withdrawals from certain tax-qualified Policies may be restricted. You cannot make withdrawals from the Policy after it has been annuitized unless you have selected the ‘‘fixed year’’ annuity income option (such withdrawals will reduce the value of your remaining annuity income payments).

Fixed Account Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the Fixed Account. Subject to the minimum guaranteed effective annual rate of 3%, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed effective annual rate of 3%.

Fixed Account Transfer Risk. There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account to the Subaccounts. You may transfer Policy value from the Fixed Account only once each Policy Year and only during the 30-day period following the end of each Policy Year. For each such transfer, the maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Policy that are paid from our General Account, including Fixed Account interest, Death Benefits, and annuity income payments, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Certain Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Accumulation Value. For instance, cyber attacks may: interfere with our processing of Policy transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy that result from cyber attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Policy Accumulation Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

Benefits Available Under The Policy

The following tables summarize information about the benefits available under the Policy.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit	Provides for a cash benefit that becomes payable upon the death of the Annuitant prior to the Annuity Date.

•  Only available before the Annuity Date.

•  Withdrawals may significantly reduce the benefit.

•  Maximum Anniversary Value not available if the Annuitant was over age 80 when the Policy was issued or dies before the first Policy Anniversary.

•  No potential annual increases to Maximum Anniversary Value for investment gains after reaching age 81.

Dollar Cost Averaging Program	Allows you to systematically transfer a set dollar amount from certain Subaccounts to any combination of Subaccounts and/or the Fixed Account on a regular basis.

•  Only available before the Annuity Date.

•  Program transfers permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Program transfers only permitted from the BlackRock Government Money Market V.I. Fund or the BlackRock Total Return V.I. Fund.

•  Cannot be used at the same time as the portfolio rebalancing program.

•  Program transfers do not count against free transfers.

•  Minimum transfer amount is $100.

Portfolio Rebalancing Program	Automatically rebalances your Subaccount Policy Accumulation Value to return to percentages specified in your allocation instructions.

•  Only available before the Annuity Date.

•  Program rebalances permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Not available for the Fixed Account.

•  Cannot be used at the same time as the dollar cost averaging program.

•  Program rebalances do not count against free transfers

Interest Advantage Program	Allows you to automatically transfer interest earned on monies allocated to the Fixed Account to any Subaccounts on a regular basis.

•  Only available before the Annuity Date.

•  Only quarterly program transfers are permitted.

•  Minimum Fixed Policy Accumulation Value required to initiate program is $2,500.

•  If the Fixed Account balance falls below $500.00 on any policy quarter, the transfer does not occur.

•  Program transfers do not count against free transfers or against Fixed Account transfer limits.

•  Minimum transfer amount is $500.

Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Policy on a regular basis.

•  Only available before the Annuity Date.

•  Program withdrawals may be monthly, quarterly, semi-annual, or annual.

•  Program withdrawals may be subject to income taxes, as well as tax penalties if taken before age 59 1⁄2.

•  Program withdrawals may significantly reduce the Death Benefit.

•  Minimum withdrawal amount is $100.

Optional Benefits (Additional Charge Applies)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Additional Deposit Rider	Permits a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase your annuity income payments.	Upon exercise, 3% of the deposit plus the lesser of 2% of the deposit or $100.	• No longer available for election. • Previously available only to owners of certain tax-qualified Policies.

1. What is the Policy?

The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See “How Will My Investment in the Policy be Taxed?” The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see “What Other Information Should I Know? — Distribution of the Policies.”

When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as “Subaccounts”) of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the “Subaccount Policy Accumulation Value,” will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See “What Are My Allocation Options? — Fixed Account Option.”

You can request that we transfer Policy Accumulation Value among the Subaccounts and/or the Fixed Account subject to certain conditions. See “What Are My Allocation Options? — Transfers.”

2. What are my Annuity Options?

•

You choose the Annuity Date when you want annuity income payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity income option from those listed below, and indicate whether you want your annuity income payments to be fixed or variable or a combination of fixed and variable.

•	If you do not select an annuity income option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1 — Life Annuity.

•	On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity income payments.

You may not change your annuity income option after the Annuity Date.

If your Policy has been in force for at least five Policy Years, and you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity income payment, whether fixed or variable, on the amount of proceeds applied under the annuity income option you have selected and on “annuity purchase rates” based on the Annuitant’s age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity income payments, the income payments will never be less than the minimum payment stated in the Policy, and the amount of each annuity income payment will be the same.

If you told us you want variable annuity income payments, the amount of variable annuity income payments will vary according to the investment performance of the Funds you have selected to support your variable annuity income payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity income payments. Payment intervals start on the Annuity Date. In general, the less frequent the annuity income payment, the larger each payment will be. The first annuity income payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

options

We may require satisfactory proof that the Annuitant is living when each annuity income payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

In general, you will not be able to withdraw any Policy value after the Annuity Date. However, if you have selected the ‘‘fixed years’’ annuity income option, you may request withdrawals after the Annuity Date, but such withdrawals will reduce your remaining annuity income payments.

Annuity Income Options. The available annuity income options are:

Option 1 — Life Annuity. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 — Life Annuity with Certain Period. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Annuitant.

Option 3 — Joint and Last Survivor Life Annuity. Income payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 — Fixed Years. Income payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Annuitant.

If you have a Qualified Policy, not all annuity income options will satisfy required minimum distribution rules, particularly as those rules apply to your designated beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an annuity income option under a Qualified Policy.

Fixed Annuity Payments. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity income payments will be applied under the annuity income option you have chosen. The annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change. The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

Variable Annuity Payments. These income payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity income payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity income payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3½% a year used to determine the guaranteed minimum payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity income payment and the amount by which each variable annuity income payment varies from one payment to the next. See “Illustration of Calculation of Annuity Unit Value” and “Illustration of Variable Annuity Payments” in the Statement of Additional Information for examples of how Annuity Unit Values and Variable Annuity Payments are calculated, respectively.

Additional Deposit Rider. If you elected the Additional Deposit Rider, this rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select.

For example, if on the Annuity Date your Cash Surrender Value is $100,000 and you exercise the Additional Deposit Rider, we will allow you to make a single premium payment of up to $400,000 to be applied to your selected annuity income option. If you decided to make a $50,000 premium payment under the rider, we would apply $150,000 total to your selected annuity income option.

We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy.

3. How Do I Purchase A Policy?

In 2008, State Farm discontinued offering the Policy. We continue to service the existing Policies as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

Free-Look Right to Cancel Policy. During your ‘‘free-look’’ period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

(1)	the premium payments made under the Policy during the free-look period; or

(2)	the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy for cancellation at the Variable Operation Center.

As previously stated, State Farm discontinued sales of the Policy in 2008. It is no longer possible for you to exercise any free-look right. The description of the free-look right above is provided for informational purposes only.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to “State Farm Life Insurance Company” or “State Farm Variable Products” (not State Farm VP Management Corp.). Cash, credit cards and debit cards are not acceptable forms of payment. Forms of payment such as second party checks, third party checks and Cyber-Chex generally are not acceptable and we reserve the right to reject any payment request.

For any premium we receive in Good Order after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Variable Operation Center. State Farm will process any premium received in Good Order at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to “freeze” a Policy Owner’s account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., series mutual fund companies registered as open-end management investment companies with the SEC.

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to this prospectus. See “Appendix: Funds Available Under the Policy.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by contacting the Variable Operation Center by mail or telephone at:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Shares of the Funds are sold to separate accounts of insurance companies to support certain variable life insurance and/or variable annuity contracts issued by such companies, such as the Policy. The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. While the investment objectives and policies of the Funds may be similar to the investment objectives and policies of other portfolios that the same investment adviser may manage, the investment results of the Funds may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies and/or a very similar name.

Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See “What Other Information Should I Know? — State Farm and the Variable Account, State Farm’s Fixed Account Option.” There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers”, below.

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity income payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request in Good Order at the Variable Operation Center. State Farm will process any transfer request received in Good Order at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” There is no limit on the number of transfers from and among the Subaccounts before the Annuity Date. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused “free” transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Certain Payments We Receive with Regard to the Funds. We and our affiliates may receive payments from the Funds, their investment advisers, their principal underwriter, or affiliates thereof. The amounts we or our affiliates receive may differ by Fund and such amounts may be significant. These payments may be made for various purposes, including payment for the services provided and expenses incurred by us and our affiliates in administering the Policies or serving as an intermediary to the Funds. We and our affiliates may profit from these payments.

As of the date of this prospectus, we and our affiliates receive payments from the investment adviser of the Funds or an affiliate thereof for administrative services provided to the Funds. See the Funds’ prospectuses for more information. For a particular Fund, the amount we and our affiliates receive is based on a percentage of the Fund’s total average daily net assets attributable to the Policies and other variable insurance contracts issued by us or an affiliate.

Market Timing Policies and Procedures. Our market timing policies and procedures will be applied with respect to the Subaccounts. In addition, as described in the Funds’ prospectuses, the Funds have adopted their own market timing policies and procedures to prevent frequent purchases and sales or exchanges of Fund shares that may be detrimental to a Fund or to long-term beneficial owners. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the related Funds, including any refusal or restriction on purchases or redemptions of the Funds’ shares as a result of the Funds’ own policies and procedures on market timing activities.

State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging, portfolio rebalancing and interest advantage programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the BlackRock Government Money Market V.I. Fund (the “Money Market Subaccount”) or the Subaccount investing in the BlackRock Total Return V.I. Fund (the “Total Return Subaccount”) to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Total Return Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request or by telephone, if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Total Return Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request (in Good Order) until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have telephone authorization on file), to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Variable Operation Center (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request (in Good Order) until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Interest Advantage Program. The Interest Advantage program permits you to systematically transfer an amount equal to the interest earned on monies allocated to the Fixed Account to one or any combination of Subaccounts. You specify the allocation percentages for the Subaccounts to which these amounts will be transferred. Transfers will be made on each Policy Quarter to the Subaccounts you select. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. A dollar-cost averaging strategy does not assure a profit or protect against a loss in the Subaccounts.

You may elect to participate in the Interest Advantage program at any time before the Annuity Date by sending us a written request or by telephone, if you have telephone authorization on file. The minimum Fixed Policy Accumulation Value required to initiate the Interest Advantage program is $2,500. If the Fixed Policy Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity Date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.

Inquiring About Transactions. You should review every Transaction Confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Variable Operation Center via telephone or in writing within 60 days of the date shown on your Transaction Confirmation.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount’s Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount’s Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ‘‘ex-dividend’’ date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	a per share charge or credit for any taxes reserved for

(2)	is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

(3)

is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges generally compensate State Farm for the services and benefits State Farm provides, costs and expenses State Farm incurs, and/or the risks State Farm assumes under or in connection with the Policies.

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Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant’s Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; (5) the distribution of various reports to Owners; and (6) the ability to make monthly premium payments under the Monthly Payment Plan.

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Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business such as federal, state and local premium taxes and other taxes and fees.

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Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant’s Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge

If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1⁄2% of the total premiums paid. We may also deduct a surrender charge when you take annuity income payments or when proceeds are paid upon the Owner’s death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ See ‘‘What are my Annuity Options?’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See ‘‘Does the Policy have a Death Benefit?’’

If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a ‘‘Free Withdrawal Amount’’ without incurring a surrender charge. The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ‘‘Terminally Ill’’ or has been confined continuously to an ‘‘Eligible Hospital’’ or ‘‘Eligible Nursing Home’’ for at least three months before the date we receive the request. ‘‘Terminally Ill,’’ ‘‘Eligible Hospital,’’ and ‘‘Eligible Nursing Home’’ are defined in the Policy.

Annual Administrative Fee

We will deduct an annual administrative fee ($30 maximum) (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We may waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee  from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee. Currently, we do not impose this charge.

Monthly Payment Plan

You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See ‘‘What Are My Allocation Options? — Net Investment Factor.’’

Fund Expenses

Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds.

Additional Deposit Rider Charge

The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy. See “What are my Annuity Options?”

Premium Taxes

We reserve the right to deduct premium taxes, if any, that may be imposed by a state, municipality, or other governmental entity, from premium payments, Policy value, or amounts payable under the Policy. Premium taxes currently range from 0% to 3.5%.

6. How Will My Investment in the Policy be Taxed?

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Policy. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the ‘‘IRS’’).

You may purchase the Policy on a non-tax-qualified basis (‘‘Non-Qualified Policy’’) or on a tax-qualified basis (‘‘Qualified Policy’’). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/ or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be ‘‘adequately diversified’’ in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See ‘‘Death of Owner’’ rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner’s death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity income payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of a Non-Qualified Policy who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the ‘‘investment in the contract’’ (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner’s investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1⁄2;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity income option elected under an annuity contract, a portion of each annuity income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under an annuity income option, they are taxed in the same way as annuity income payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1⁄2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity income payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner’s investment in the contract to the participant’s total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 72 (70 1⁄2 if you reach 70 1⁄2 before January 1, 2020) or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a ‘‘5 percent Owner’’ (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 72 (70 1⁄2 if you reach 70 1⁄2 before January 1, 2020). For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 72 (70 1⁄2 if you reach 70 1⁄2 before January 1, 2020). Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant’s death.

In addition, to satisfy required distribution rules, please note that for deaths occurring on or after January 1, 2020, most non-spouse designated beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. Consult a tax adviser if you may be affected by these changes.

Withholding. ‘‘Eligible rollover distributions’’ from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose an eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Brief descriptions follow of the various types of qualified retirement plans which may be funded with a Policy.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an ‘‘Individual Retirement Annuity’’ or ‘‘IRA.’’ These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be ‘‘rolled over’’ or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA programs, under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. We will not withhold on a qualified distribution from a Roth IRA when the Policy Owner has reached age 59 1⁄2 or older and the five year holding period has been met. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance of employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions under the Employers’ Tax Sheltered Annuity Plan. If your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. State Farm will no longer issue Policies to fund Tax Sheltered Annuities, effective November 3, 2008. Effective January 1, 2009, State Farm will no longer accept contributions to Policies serving as funding for Tax Sheltered Annuities.

401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees for 2021 to contribute up to the lesser of $19,500 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2021 may be permitted to make an additional $6,500 “catch-up” contribution. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a 401(k) Plan.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Federal Estate Gift and Generation Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer tax (GST) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law. The Policy provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Policy’s death benefit. All Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any policy and do not intend the above discussion as tax advice.

7. How Do I Access My Money?

You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See “Does the Policy have a Death Benefit?” When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See “What are my Annuity Options?”

Withdrawals

Except during the free-look period and prior to the earlier of the Annuity Date or the date the Annuitant dies, you may request to withdraw part of the Cash Surrender Value at any time unless withdrawals are limited or restricted under certain Qualified Policies. (If you have elected the “fixed years” annuity option, you may request withdrawals after the Annuity Date. See “What are my Annuity Options?”) You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See “Requesting Payments and Telephone Transactions,” below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Withdrawals are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited or restricted under certain Qualified Policies. We are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance.

When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

A withdrawal will take effect at the end of the Valuation Period when State Farm receives the withdrawal request in Good Order at the Variable Operation Center unless you request a later date. However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. State Farm will process any withdrawal request received at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day.

Surrenders

You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the “fixed years” annuity option, you may request a surrender after the Annuity Date. See “What are my

Annuity Options?”) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Surrenders are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited under certain Qualified Policies.

A surrender will take effect at the end of the Valuation Period when State Farm receives the surrender request in Good Order at the Variable Operation Center unless you request a later date. However, we reserve the right to reject any request with a requested surrender date later than 14 days after the request is signed. State Farm will process any surrender request received at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day (unless you request a later date).

Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request or by telephone, if you have telephone authorization on file. Once we have received your request in Good Order, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See “What are the Expenses Under the Policy? — Surrender Charge.” We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Variable Operation Center. Transaction requests are not deemed received until they are received in Good Order at the Variable Operation Center. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Variable Operation Center of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. We will determine the payment amount as of the end of the Valuation Period during which the Variable Operation Center receives all required documents. See “Does the Policy Have a Death Benefit?” for the documents required before a Death Benefit claim will be deemed in Good Order. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit in one sum.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC by order permits postponement of payment to protect State Farm’s Policy Owners.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds (in connection with a liquidation of the Fund, or due to Fund liquidity levels) we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Government Money Market V.I. Subaccount until the Fund pays redemption proceeds.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Annuitant and the Policy to government agencies and departments.

Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include (with certain restrictions) requests for transfers, withdrawals, changes in premium allocation instructions, systematic withdrawal changes, required minimum distributions, address changes, Roth reclassification, and the addition of or changes to the dollar cost averaging, removal of excess contributions, portfolio rebalancing, and interest advantage programs.

Our Variable Operation Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Variable Operation Center. Transaction requests are not deemed received until they are received at the Variable Operation Center.

8. Does the Policy Have A Death Benefit?

Death Benefit. For no additional charge, the Policy includes a standard Death Benefit that becomes payable if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order. If these documents are received at the Variable Operation Center after the close of the Valuation Period, State Farm will process the Death Benefit on the next Valuation Day. The following documents must be received by the Variable Operation Center before a Death Benefit claim will be deemed in Good Order: a certified copy of the death certificate, the State Farm Claimant’s Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable State Farm Insurance Companies Claim Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

For example, assume the Annuitant dies before the Annuity Date, and as of the date that the Death Benefit becomes payable: you had made $100,000 in premium payments and $20,000 in withdrawals (including any applicable surrender charges on those withdrawals), and your Policy Accumulation Value equals $90,000. Based on these assumptions, the Death Benefit would equal $90,000 because the Policy Accumulation Value ($90,000) is greater than the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals ($80,000).

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)

the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

For example, assume the same facts as the previous example, except: the Maximum Anniversary Value also applies, you made no premium payments and took no withdrawals since the last Policy Anniversary, and as of the date that the Death Benefit becomes payable the Maximum Anniversary Value equals $105,000. Based on these assumptions, the Death Benefit would equal $105,000 because the Maximum Anniversary Value ($105,000) is greater than (1) the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals ($80,000) and (2) the Policy Accumulation Value ($90,000).

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

(1)

any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

(2)	the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

(1)

The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

(2)	the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, is equal to the Maximum Anniversary Value applicable on the

Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.

If the Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity income payments are to be fixed or variable or a combination of fixed and variable. See “What are my Annuity Options?” For Qualified Policies, please note that not all annuity income options will satisfy required distribution rules for every beneficiary. If no annuity income option has been chosen for the Death Benefit to be paid, or if the annuity income option chosen is not available, the Death Benefit will be paid in one sum. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see “Payment of Proceeds Upon Death of Owner or Annuitant” in the Statement of Additional Information.

Death of Owner Who is Not the Annuitant. If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see “Death of Owner” in the Statement of Additional Information.

Please note that any death benefit payment we make in excess of the Policy Accumulation Value is subject to our financial strength and claims-paying ability.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

9. What Other Information Should I Know?

Ownership. You, as the Owner, are named in the application. You may exercise any provision of the Policy only by sending to the Variable Operation Center a written request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

You may change the Owner or Successor Owner by sending Variable Operation Center a written request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and no more than two Successor Owners can be named.

Beneficiary Designation. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name “estate” as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name “children” of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant’s date of death will be included.

We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

After the Annuitant’s death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

State Farm and the Variable Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm’s general account assets are used to support our insurance and annuity obligations other than those funded by separate account. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

Please note that any guarantees we provide in connection with the Fixed Account option are subject to our financial strength and claims-paying ability.

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor have we registered the Fixed Account as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a ‘‘separate account’’ within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account. State Farm is obligated to pay all amounts promised to investors under the Policy.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to add new funds, remove existing Funds, or substitute new fund shares that are held by a subaccount for shares of a different fund. New or substitute funds may have different fees and expenses, and their availability may be limited to certain classes of purchasers.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. See the Fund’s prospectus for more detail.

The benefits under the Policy are paid by us from our general account assets and/or your Policy Accumulation Value held in the Separate Account. It is important that you understand that payments of these benefits is not guaranteed and depends upon certain factors as discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Accumulation Value allocated to the Subaccounts. Your Policy Accumulation Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Accumulation Value and that of all other Policy Owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Accumulation Value to the Fixed Account, which is part of our General Account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Accumulation Value (such as those associated with the Death Benefit or annuity income payments), are paid from our General Account. Therefore, any amounts that we may pay under the Policy in excess of Policy Accumulation Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from our assets in the General Account. In the event of State Farm’s insolvency or receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

Information Regarding the COVID-19 Pandemic. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers. Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send or make available to Owners voting instruction materials, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

•

We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

•	to assure continued qualification of the Policy as an annuity under the Code; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only a State Farm officer has the right to change the Policy. No other person has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

Distribution of the Policies

State Farm VP Management Corp., an affiliate of State Farm due to common control, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Life Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). State Farm VP Management Corp.’s offices are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives of up to 2.5% of the premiums received. In addition, State Farm or its affiliates may pay additional cash and/or non-cash compensation to State Farm VP Management Corp.’s registered representatives. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account or the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report (or a notice regarding the availability of such report, if permitted by applicable law) for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

The Compliance and Ethics Forum for Life Insurers

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements

Financial statements for State Farm and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

Appendix: Funds Available Under The Policy

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling (888) 702-2307 or sending an email request to [                ].

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser / Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1 year		5 year		10 year

Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.	BlackRock Government Money Market V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[	]%

Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.	BlackRock International Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[	]%

Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[	]%

Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500.	BlackRock S&P 500 Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[	]%

Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses.	BlackRock Small Cap Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	[	]%	[	]%	[	]%	[	]%

Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund – Class I Adviser: BlackRock Advisors, LLC Subadvisers: BlackRock International Limited BlackRock (Singapore) Limited	[	]%	[	]%	[	]%	[	]%

[(1)	This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.]

Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 1-888-702-2307, you can contact your State Farm agent (registered representative) or you may contact another local registered State Farm agent, or you should go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ). You may obtain a current summary of our business continuity plan by writing to us at State Farm Life Insurance Company Variable Annuity Separate Account of State Farm Life Insurance Company P.O. Box 2307 Bloomington, IL 61702-2307.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or you can contact us at 1-833-593-7109. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information — If you have questions about our business continuity planning, you can contact us at 1-888-702-2307.

Securities Investor Protection Corporation (SIPC)

You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

The Statement of Additional Information (SAI), dated [    ], 2022, includes additional information about the Policy, the Variable Account, and State Farm. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Policy or make other inquiries, please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

You may also find information online at www.statefarm.com.

Reports and other information about the Variable Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies.

More information about State Farm VP Management Corp. and its registered persons is available from the Financial Industry Regulatory Authority (FINRA). You may obtain information about FINRA’s BrokerCheck tool, including an investor brochure that includes information describing FINRA’s BrokerCheck tool, by contacting FINRA’s BrokerCheck Hotline at (800) 289-9999, or by visiting FINRA’s website at http://www.finra.org.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI.

EDGAR Contract Identifier No. C000007014

STATEMENT OF ADDITIONAL INFORMATION

DATED [            ], 2022

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the variable deferred annuity policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm, “we,” “us,” or “our”). You may obtain a copy of the prospectus dated [        ], 2022, by contacting us at the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Capitalized terms in this Statement of Additional Information have the same meanings as in the prospectus for the Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE FUNDS.

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY OF STATE FARM AND THE VARIABLE ACCOUNT

The Policy is issued by State Farm and is supported by the Variable Account. Please see “State Farm Life Insurance Company” and “The Variable Account” under “What Other Information Should I Know?” in the prospectus for general information and history about State Farm and the Variable Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

All non-principal risks of investing in the Policy are disclosed in the prospectus.

ADDITIONAL POLICY INFORMATION

Incontestability

We will not contest the Policy. Any rider has its own incontestability provision.

Error in Age or Sex

If the Annuitant’s, Payee’s, or second designated person’s date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant’s, Payee’s, second designated person’s age and sex before annuity income payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity income payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

Participation

We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

Assignment

You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the

1

previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1⁄2% a year used to determine the guaranteed minimum payment factors.

The following is an example of how Annuity Unit Values are calculated under the Policy.

1. Accumulation unit value for current valuation period	11.12
2. Accumulation unit value for immediately preceding valuation period	11.10
3. Annuity unit value for immediately preceding valuation period	20.00
4. Factor to compensate for the assumed investment rate of 3.5%	.9999
5. Annuity unit value of current valuation period ((1) / (2)) x (3) x (4)	20.03

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

Variable Annuity Income Payments vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The following is an example of how Variable Annuity Payments are calculated under the Policy. The example assumes that payments are attributable to a single Subaccount.

1. Number of accumulation units at Maturity Date	10,000
2. Accumulation unit value	11.12
3. Adjusted Policy Accumulation Value (1)x(2)	111,200
4. Monthly annuity payment per $1,000 of adj. Policy Accumulation Value	5.82
5. Monthly annuity payment (3)x(4) / 1,000	647.18
6. Annuity unit value at Maturity Date	20.03
7. Number of annuity units (5)/(6)	32.3105
8. Assume annuity unit value at the end of first month equal to	20.20
9. First monthly annuity payment (7)x(8)	652.67
10. Assume annuity unit value at the end of second month equal to	19.90
11. Second monthly annuity payment (7)x(10)	642.98
12. Assume annuity unit value at the end of third month equal to	20.50
13. Third monthly annuity payment (7)x(12)	662.37

ADDITIONAL INFORMATION ABOUT PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

Death of Owner

The Code requires the following distributions under a Non-Qualified annuity when you die.

(1)

If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

(2)

If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

(3)

If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your

2

death and must not extend beyond the life or life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

(4)

If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

(5)

If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner. The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a tax advisor for more information on this subject.

(6)

If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse’s life or life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1—Life Annuity.

(7)	If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

(8)	If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

Other rules apply to Qualified Policies.

Death of Annuitant

Death of Annuitant Who is not an Owner. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant’s date of death.

Order of Payment. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor’s unpaid

3

share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. “When payment is made” means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

ADDITIONAL INFORMATION ABOUT CHANGES TO THE VARIABLE ACCOUNT

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes of policies as we may determine;

(5)	add new funds or remove existing funds;

(6)

substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the Investment Company Act of 1940 if such registration is no longer required; and

(8)	operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law.

The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

SAFEKEEPING OF ACCOUNT ASSETS

State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

A fidelity bond in the amount of $5 million covering State Farm’s directors, officers, and employees has been issued by National Union Fire Insurance Company.

DISTRIBUTION OF THE POLICIES

State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $[            ] in 2021, $176,158 in 2020, and $169,797 in 2019 as commissions for serving as principal underwriter of the Policies. State Farm VP Management Corp. did not retain any commissions in 2021, 2020, and 2019.

4

The offering of the Policy is continuous. We discontinued new sales of the Policies during the latter half of 2008; however, the Company will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2021, 2020, and 2019, included in this Statement of Additional Information have been so included in the reliance on the report of [                    ], Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and contract owners’ equity of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2021 and the statement of operations for the year then ended, and the changes in its contract owners’ equity for each of the two years in the period ended December 31, 2021, included in this Statement of Additional Information have been so included in the reliance on the report of [                    ], Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

The principal business address of [                    ] is [                    ].

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2021, 2020, and 2019 as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and contract owners’ equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2021, and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2021, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

[Financial statements to be added by amendment]

5

PART C

OTHER INFORMATION

ITEM 27. EXHIBITS

(a)

Board of Directors Resolution. Resolutions of the Board of Directors of State Farm Life Insurance Company (“State Farm”) establishing the State Farm Life Insurance Company Variable Annuity Separate Account (incorporated by reference to Exhibit 1 to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189))

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(i)

Distribution Agreement (incorporated by reference to Exhibit 3(a) to the Registrant’s Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 25, 2007 (File No. 333-19189))

(ii)

Registered Representative Agreement (incorporated by reference to Exhibit 3(b) to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000 (File No. 333-19189))

(d)	Contracts.

(i)	Form of Policy (incorporated by reference to Exhibit 4(a) to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189))

(ii)

Riders to Form of Policy (incorporated by reference to Exhibit 4(b) to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000 (File No. 333-19189))

(iii)

Endorsement to Form of Policy (incorporated by reference to Exhibit 4(c) to the Registrant’s Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on June 30, 2000 (File No. 333-19189))

(e)

Applications. Application (incorporated by reference to Exhibit 5 to the Registrant’s Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on July 22, 2005 (File No. 333-19189))

(f)	Depositor’s Certificate of Incorporation of State Farm and By-Laws.

(i)

Articles of Incorporation of State Farm (incorporated by reference to Exhibit 6(a) to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189))

(ii)

By-Laws of State Farm (incorporated by reference to Exhibit 6(b) to the Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 27, 2018 (File No. 333-19189))

(g)	Reinsurance Contracts. Not Applicable.

(h)

Participation Agreements. Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 31 to the Registrant’s registration statement on Form N-4 (File No 333-19189), filed with the Securities and Exchange Commission on April 28, 2020)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)

Legal Opinion. Opinion and Consent of Counsel (incorporated by reference to Exhibit 9 to the Registrant’s Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997 (File No. 333-19189))

(l)	Other Opinions. Consent of [Independent Registered Public Accounting Firm]. [To be filed by amendment]

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Form of Initial Summary Prospectuses. Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of [             ], 2022:

NAME AND PRINCIPAL BUSINESS ADDRESS*	Position with State Farm
[To be filed by amendment]

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of [             ], 2022. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership % or other control	Description
[To be filed by amendment]

ITEM 30. INDEMNIFICATION

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Life Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, and (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account.

(b) Officers and Directors of State Farm VP Management Corp. as of [        ], 2022:

Name and Principal Business Address*	Positions and Offices With the Underwriter
[To be filed by amendment]

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. FEE REPRESENTATION

(a)

State Farm Life Insurance Company represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

(b)

State Farm Life Insurance Company represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance, and a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company for relief from Sections 22(e) and 27(i)(2)(A) of the 1940 Act and has complied with the conditions of both letters.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Life Insurance Company Variable Annuity Separate Account, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomington, and State of Illinois, on the 12th day of January, 2022.

State Farm Life Insurance Company Variable Annuity
Separate Account
(Registrant)

By:	State Farm Life Insurance Company
(Depositor)

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael L. Tipsord	Director, Chairman of the Board,	January 12, 2022
Michael L. Tipsord	President, and Chief Executive Officer (Principal Executive Officer)

/s/ Mark Schwamberger	Vice President and Controller	January 11, 2022
Mark Schwamberger	(Principal Accounting Officer)

/s/ Jon C. Farney	Director, Senior Vice President and	January 12, 2022
Jon C. Farney	Treasurer (Principal Financial Officer)

/s/ Kristyn Cook	Director	January 11, 2022
Kristyn Cook

/s/ Randall H. Harbert	Director, Senior Vice President and	January 11, 2022
Randall H. Harbert	Chief Agency, Sales and Marketing Officer

/s/ Paul J. Smith	Director	January 11, 2022
Paul J. Smith

/s/ Joseph R. Monk, Jr.	Director, Senior Vice President and	January 11, 2022
Joseph R. Monk, Jr.	Chief Administrative Officer

EXHIBIT INDEX

Exhibit 27(l)	Consent of [Independent Registered Public Accounting Firm] [To be filed by amendment]